THE GLENMEDE FUND, INC.

Prospectus

December 31, 2010
as revised January 21, 2011

Philadelphia International Small Cap Fund — Class I (GTISX)
Philadelphia International Small Cap Fund — Class IV (GPISX)

Investment Advisor

Philadelphia International Advisors LP

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s securities or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

SUMMARY SECTION

Philadelphia International Small Cap Fund

Investment Objective:
Maximum long-term total return consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment into the Portfolio)			Class I	Class IV

Purchase Premium (as a % of amount invested)			0.50%	0.50%

Redemption Fee (as a % of amount redeemed)			0.50%	0.50%

Annual Portfolio Operating Expenses			Class I	Class IV
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees			0.60%	0.60%
Other Expenses[1]			0.57%	0.34%

	Class I	Class IV

Shareholder Service Fees	.25%	.02%
Other Operating Expenses	.32%	.32%

Total Annual Portfolio Operating Expenses			1.17%	0.94%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class I	$220	$475
Class IV	$197	$404

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class I	$169	$420
Class IV	$145	$348

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance.

Principal Investment Strategies: The Portfolio invests primarily in common stocks, including dividend-paying common stocks, of companies located outside the United States. These investments may include depositary receipts issued by a U.S. or foreign bank or trust company or participatory notes (commonly known as “P-notes” ) issued by foreign banks or brokers evidencing ownership of underlying stocks issued by a foreign company. Under normal market circumstances, the Portfolio will invest at least 80% of the value of its net assets (including borrowings for investment purposes) in stocks of small cap companies located outside the United States. A depositary receipt or P-note for a common stock will be considered a stock for purposes of meeting this percentage limitation. The Advisor considers small cap companies to include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the MSCI EAFE Small Cap Index. That capitalization range was $36 million to $3.3 billion as of May 31, 2010.

The Advisor uses proprietary quantitative models and fundamental analysis to evaluate and select equity securities. The Advisor evaluates and selects securities based on value, momentum and profitability models (that take into account various factors including, but not limited to, price to book, earnings revisions and return on equity). The factors and models used by the Advisor may change over time.

Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk:  Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.

Value Style Risk:  Although the Portfolio invests in stocks the Advisor believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Foreign Investment Risk:  The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The Portfolio may also enter into foreign currency exchange contracts to hedge the currency risk of portfolio securities denominated in a foreign currency. Investments in depositary receipts involve risks similar to those accompanying direct investment in foreign securities.

Frequent Trading Risk:  The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Liquidity Risk:  Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Portfolio from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Portfolio will honor a redemption request in-kind. These risks are particularly pronounced for the Portfolio because it typically makes equity investments in companies with smaller capitalization. In addition, the Portfolio may buy securities that are less liquid than those in its benchmark.

Market Disruption and Geopolitical Risk:  Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Portfolio’s Investments.

Participatory Notes Risk:  P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Smaller Company Risk:  The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Portfolio may buy securities that have smaller market capitalization than those in its benchmark.

Emerging Markets Risk:  The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Performance Information: Because the Portfolio has not commenced operations as of the date of this prospectus, information on the Portfolio’s performance is not included in this section.

Investment Adviser: Philadelphia International Advisors LP serves as investment advisor to the Portfolio.

Portfolio Managers: The Portfolio is managed by Scott E. Decatur, Ph.D and Nicholas C. Fedako. Mr. Decatur, Director of Quantitative Research of the Advisor, and Mr. Fedako, Quantitative Analyst, have managed the Portfolio since inception.

Purchase and Sale of Portfolio Shares: The minimum initial investment is $1,000,000 for Class I shares and $10,000,000 for Class IV shares; the minimum for subsequent investments is $1,000 for Class I shares and $1,000 for Class IV shares. Such minimum initial investment amounts may be increased, reduced or waived in some cases from time to time. The minimum initial investment requirement does not apply to investments made through an approved third-party such as a securities broker or financial supermarket. These institutions may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting the Advisor by telephone or facsimile or contacting the institution or broker through which you purchased your shares.

Tax Information: The Portfolio’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Financial Intermediary Compensation: If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask you salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Objective, Principal Strategies and Risks

To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio’s investment objective, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio’s investment objective and strategy may be changed by the Board of Directors (the “Board”) of The Glenmede Fund, Inc. (the “Fund”) without shareholder approval.

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in stocks of small cap companies located outside the United States. This is a non-fundamental investment policy that can be changed by the Portfolio upon 60 days prior written notice to shareholders. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. Government securities and repurchase agreements. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. Government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent that the Portfolio employs a temporary defensive strategy, it may not achieve its investment objective. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance.

Foreign Securities

The Portfolio may purchase securities in any foreign country, developed or developing, including depositary receipts. There are substantial risks involved in investing in such securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio’s shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

These risks are often heightened for investments in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

There are additional risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

Portfolio Turnover

The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. High portfolio turnover may involve correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover may also increase share price volatility and result in realization of taxable capital gains to shareholders with taxable accounts, including short-term capital gains, and may adversely impact the Portfolio’s after-tax returns. Trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. Prior to the date of this prospectus, the Portfolio had not commenced operations and did not have a portfolio turnover rate. However, it is expected that the Portfolio’s annual portfolio turnover rate will be approximately 100%.

Selection of Investments

The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio’s investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Other Types of Investments

In addition to the Portfolio’s principal investment strategies, and the particular types of securities which it may select for investment described above, the Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. Information about some of these investments and strategies is provided below. More information about these and other supplemental investment strategies and the risks involved are described in the Statement of Additional Information (“SAI”).

Investments in Other Investment Companies:  To the extent permitted by the Investment Company Act of 1940, the Portfolio may invest in shares of other registered investment companies, including exchange traded funds (“ETFs”). If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, price movement of an ETF may not track the underlying index, which may result in a loss.

Securities Lending:  In order to generate additional income, the Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). The Portfolio could experience a delay in recovering its securities or a possible loss of income or value if the borrower fails to return the securities when due.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.

PRICE OF PORTFOLIO SHARES

The price of each class of shares issued by the Portfolio is based on its net asset value (“NAV”) plus any applicable purchase premium. The NAV per share of each class of shares is determined as of the close of regular trading hours of the New York Stock Exchange (the “Exchange”), currently 4:00 p.m. (Eastern Time), on each day that the Exchange is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Portfolio may determine to price its shares on weekdays that the Exchange is temporarily closed due to emergency circumstances.

Marketable equity securities are generally priced at market value. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. When market quotations are not readily available or when events occur that make established valuation methods unreliable, the Portfolio’s investments are valued at fair value as determined in good faith using methods determined by the Board, including through the use of valuations provided by an independent valuation service. The Portfolio’s securities may trade on days when shares of the Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous trading days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

On days when a change has occurred in the closing level of the Standard and Poor’s 500 Index by an amount approved by the Board from the previous trading day’s closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities. The Board has approved the methodology utilized to provide the fair value for foreign equity securities. The Advisor reviews the fair values provided, reviews periodically the methodology and procedures used in providing values to the Portfolio and evaluates the accuracy of the prices provided. The Advisor provides quarterly reports to the Board regarding its evaluation of the fair values provided by the independent valuation service.

Valuing the Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Portfolio’s net asset value and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
OF SHARES OF THE PORTFOLIO

The Fund may appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Fund’s transfer agent. In these instances, orders are effected at the NAV per share next determined after receipt of that order by the entity, if the order is actually received by the transfer agent not later than the next business morning.

Purchase of Shares

Shares of the Portfolio are sold on a continuous basis at the NAV per share of such class next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent, plus the purchase premium. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. You may purchase shares by contacting the Advisor by telephone by calling 1-866-419-9099 or facsimile (1-215-419-6674). You may also purchase shares through certain approved brokers and other institutions (collectively, the “Institutions”). Beneficial ownership of shares purchased through Institutions will be reflected on books maintained by the Institutions.

The Portfolio charges a 0.50% fee on all purchases of its shares, except for shares that you purchase as a result of reinvesting dividend or capital gains distributions. See “Purchase Premium and Redemption Fee” below for a discussion of the purchase premium charged by the Fund, including circumstances under which all or a portion of the purchase premium may be waived or reduced.

Your Institution may charge you for purchasing or selling shares of the Portfolio.

The Fund reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Fund and its shareholders.

Purchases of the Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

Redemption of Shares

You may redeem shares of the Portfolio at any time at the NAV per share of such class next determined after the Fund’s transfer agent receives your redemption order, less the redemption fee. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, contact the Advisor by telephone by calling 1-866-419-9099 or facsimile (1-215-419-6674) or contact your Institution.

The Portfolio charges a 0.50% fee on all redemptions of its shares, including shares redeemed due to liquidation and shares redeemed to purchase another portfolio. The redemption fee applies to all shares of the Portfolio, including shares acquired by reinvestment of dividends or other distributions. The fee is withheld from redemption proceeds and is paid directly to the Portfolio. See “Purchase Premium and Redemption Fee” below for a discussion of the redemption fee charged by the Fund, including circumstances under which all or a portion of the redemption fee may be waived or reduced.

You will ordinarily be paid your redemption proceeds within one business day, but in no event more than seven days, after the transfer agent receives your order in proper form. The Portfolio may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the Securities and Exchange Commission.

Redemption proceeds are normally paid in cash, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities.

Purchase Premium and Redemption Fee

The purchase premium and redemption fee are paid by the purchasing or redeeming shareholder to and retained by the Portfolio to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Portfolio as a result of a purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. The purchase premium and redemption fee are based on actual costs from a similarly managed portfolio and/or estimated transaction costs. The purchase premium is not charged on shares that you purchase as a result of reinvesting dividend or capital gains distributions. The Portfolio may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

If the Advisor determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day by a different investor, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Advisor may also waive all or a portion of the purchase premium and/or redemption fee imposed by the Portfolio when they are de minimus and/or the Advisor deems it equitable to do so.

Frequent Purchases and Redemptions of Portfolio Shares

Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing in a non-money market portfolio may disrupt portfolio management strategies; harm the performance of the portfolio; dilute the value of portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.

The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Fund’s shares, the Fund has established the following procedures designed to discourage market timing of the Portfolio. The Fund will enforce its policies and procedures to discourage market timing of the Fund’s shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolio or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.

In an effort to deter market timing in the Portfolio, the Board has authorized the valuation of the Portfolio’s foreign equity securities based on prices provided by an independent valuation service when there has been movement in the U.S. securities markets by a certain amount from the previous trading day’s closing level and other criteria have been met.

Shares of the Portfolio may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, the Advisor periodically reviews trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in the Advisor’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by the Advisor. If this information shows that an investor’s trading activity suggests market timing, the Advisor will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolio using criteria that may differ from the criteria established by the Advisor and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, the Advisor will determine what action to take, including terminating the relationship with the financial intermediary.

Multiple Class Structure

The Portfolio currently offers two classes of shares: Class I and Class IV. Shares of each class of the Portfolio represent equal pro rata interests in the Portfolio. The difference between the two classes is their shareholder service fee and minimum initial investment: Class I charges a .25% fee and has a $1,000,000 minimum initial investment, and Class IV charges a .02% fee and has a $10,000,000 minimum initial investment. The minimum initial investment amounts may be increased, reduced or waived in some cases from time to time. Although, shares of each class accrue dividends and calculate NAV and performance quotations in the same manner, the NAV, dividends and other distributions, and performance of each class is expected to differ due to different actual expenses and will be quoted separately.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

The Portfolio normally distributes any realized net capital gains at least once a year.

Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder. No purchase premium is charged on reinvested dividends and distributions.

ADDITIONAL INFORMATION ABOUT TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.

Distributions

The Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income.

Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Subject to the sunset provision noted at the end of this discussion of tax considerations, distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Portfolio will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. The Portfolio may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A relatively small portion of distributions paid by the Portfolio to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. Only the portions of Portfolio dividends that are attributable to dividends the Portfolio receives from U.S. companies may qualify for this dividend-received deduction. The amount of the dividends qualifying for this deduction may also be reduced as a result of the Portfolio’s securities lending activities, if any.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding

The Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or whom the Internal Revenue Service has identified as subject to withholding because of their failure to report their return payments of taxable interest or dividend income, or who have failed to certify to the Portfolio when required to do so that they are not subject to backup withholding or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

For nonresident aliens, foreign corporations and other foreign investors, Portfolio distributions attributable to net long-term capital gains of the Portfolio will generally be exempt from U.S. tax. In addition, for taxable years of the Portfolio beginning before January 1, 2012, distributions attributable to short-term capital gains or to interest from U.S. sources will generally be exempt from U.S. tax. All Portfolio distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Portfolio.

Different U.S. tax rules may apply to a foreign shareholder, however, if the investment in the Portfolio is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest on U.S.

government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions

Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate are currently scheduled to sunset after 2012.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIO

Investment Advisor

Philadelphia International Advisors LP, with principal offices at 1650 Market Street, Suite 1400, Philadelphia, PA 19103, serves as investment advisor to the Portfolio. The Advisor, a limited partnership founded in 2001, in which The Glenmede Trust Company, N.A. (“Glenmede Trust”) is a limited partner, was formed to provide investment advisory services related to international equity investments. As of November 30, 2010, the Advisor had approximately $5.86 billion of assets under management.

Under an Investment Advisory Agreement with the Fund, the Advisor, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the Portfolio’s assets. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio’s purchase and sale orders.

The Portfolio pays management fees to the Advisor for its investment advisory services, calculated daily and paid monthly, at the annual rate of 0.60% of the Portfolio’s average daily net assets. The Advisor has agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that the Philadelphia International Small Cap Fund’s annual total operating expenses do not exceed 1.33% for Class I’s average daily net assets and 1.10% of Class IV’s of average daily net assets. The Advisor has contractually agreed to these waivers and/or reimbursements until at least December 31, 2011. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions. The Advisor may also voluntarily agree to waive some or all of its fees and/or reimburse the Portfolio’s expenses from time to time, in its discretion. Such voluntary waivers or reimbursements may be commenced or discontinued at any time.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement will be available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2010.

The Advisor may pay additional compensation from time to time, out of its assets, and not as an additional charge to the Portfolio, to selected Institutions that provide services to its customers who are beneficial owners of the Portfolio and other persons in connection with servicing and/or selling of Portfolio shares and other accounts managed by the Advisor.

Scott E. Decatur, Ph.D. and Nicholas C. Fedako are the managers of the Portfolio. Mr. Decatur is the Director of Quantitative Research and Partner of the Advisor and has been managing the Portfolio since inception. Mr. Decatur has been employed by the Advisor since 2004. Prior to that time, Mr. Decatur spent two years at Delaware Investments where he was a member of the Structured Products Group and served as Director of Quantitative Equity Research. Mr. Dectur also spent five years with Grantham, Mayo, van Otterloo & Co. as a Quantitative Investment Analyst, focusing on emerging markets.

Mr. Fedako is a Quantitative Analyst and Partner of the Advisor and works closely with Scott Decatur. Mr. Fedako has been employed by the Advisor since 2000.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund Portfolios they manage.

GENERAL INFORMATION

If you have any questions regarding the Portfolio, contact the Fund at the address or telephone number stated on the back cover page.

FINANCIAL HIGHLIGHTS

Financial Highlights for the Portfolio are not presented as the Portfolio had not commenced operations as of the date of this prospectus.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio’s investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Portfolio’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

You can get free copies of the Portfolio’s Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are not available on or through the Fund’s website because the Fund does not currently have an internet website. You may also request other information about the Portfolio, and make inquiries.

Write to:	The Glenmede Fund, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

By phone:	1-800-442-8299

Information about the Portfolio (including the Portfolio’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577

The third party marks appearing above are the marks of their respective owners.